Exhibit 10.33

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 13, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 23, 2015

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 13, 2015 by and among Medivation, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of October 23, 2015 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to  certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Specified Prepayment” means those certain payments in respect of the 2.625% convertible senior notes due April 1, 2017 made by the Borrower on or about July 24, 2015 in the principal amount of $167,800,000.

(b)The definition of “Excess Cash Flow” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Excess Cash Flow” means, for any period, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such period, (ii) the amount of all non-

cash charges (including depreciation and amortization) deducted in determining such Consolidated Net Income, and (iii) the aggregate net amount of non-cash loss on the disposition of property by the Borrower and its Subsidiaries during such period (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income, minus (b) the sum, without duplication, of (i) the amount of all non-cash credits included in determining such Consolidated Net Income, (ii) the aggregate amount paid by the Borrower and its Subsidiaries during such period on account of Consolidated Capital Expenditures, excluding any amount funded with proceeds from the issuance of Funded Indebtedness (other than Revolving Loans or intercompany loans), (iii) the aggregate amount of all principal payments of Indebtedness of the Borrower and its Subsidiaries (including the principal component of Capital Lease Obligations, but excluding (x) any such Indebtedness to the extent refinanced with, converted into or exchanged for, Funded Indebtedness (other than Revolving Loans or intercompany loans) and/or Equity Interests of the Borrower, (y) all prepayments of Revolving Loans made during such period and (z) all prepayments under any other revolving credit facility, except in the case of this clause (z), to the extent there is not an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of an incurrence or issuance of other Indebtedness (other than Revolving Loans) of the Borrower or its Subsidiaries and (iv) the aggregate net amount of non-cash gain on the disposition of property by the Borrower and its Subsidiaries during such period (other than sales of inventory in the ordinary course of business), to the extent included in determining such Consolidated Net Income.  Notwithstanding the foregoing, it is hereby understood and agreed that Excess Cash Flow shall be calculated without giving effect to the Specified Prepayment.

2.Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.

4.Reference to and Effect on the Credit Agreement.

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(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

MEDIVATION, INC.,
as the Borrower

By:	/s/ Richard A. Bierly
Name:	Richard a. Bierly
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Alex Rogin
Name:	Alex Rogin
Title:	Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ John C. Plecque
Name:	John C. Plecque
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Mathew Cybul
Name:	Mathew Cybul
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Pierre Bury
Name:	Pierre Bury
Title:	Director

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Dean Sas
Name:	Dean Sas
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

SILICON VALLEY BANK,
as a Lender

By:	/s/ Jackie Spencer
Name:	Jackie Spencer
Title:	Director

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 23, 2015, by and among Medivation, Inc., a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of November 13, 2015 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated November 13, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

MEDIVATION FIELD SOLUTIONS, INC.

By:	/s/ Richard A. Bierly
Name:	Richard A. Bierly
Title:	CFO

MEDIVATION NEUROLOGY, INC.

By:	/s/ Richard A. Bierly
Name:	Richard A. Bierly
Title:	CFO

MEDIVATION PROSTATE THERAPEUTICS, INC.

By:	/s/ Richard A. Bierly
Name:	Richard A. Bierly
Title:	CFO

MEDIVATION SERVICES, INC.

By:	/s/ Richard A. Bierly
Name:	Richard A. Bierly
Title:	CFO

MEDIVATION TECHNOLOGIES, INC.
By:	/s/ Richard A. Bierly
Name:	Richard A. Bierly
Title:	CFO

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of October 23, 2015

Medivation, Inc.